Investing Activities	12 Months Ended
Dec. 31, 2017
Investments [Abstract]
Investing Activities [Text Block]
Note 5 – Investing Activities
Impairment of equity-method investments
The following table presents other-than-temporary impairment charges related to certain equity-method investments (see Note 16 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk):

	Years Ended December 31,
	2016	2015
	(Millions)
Williams Partners
Appalachia Midstream Investments	$294	$562
DBJV	59	503
Laurel Mountain	50	45
UEOM	—	241
Ranch Westex	24	—
Other	3	8
	$430	$1,359

Acquisition of Additional Interests in Appalachia Midstream Investments
During the first quarter of 2017, WPZ exchanged all of its 50 percent interest in DBJV for an increased interest in two natural gas gathering systems that are part of the Appalachia Midstream Investments and $155 million in cash. This transaction was recorded based on our estimate of the fair value of the interests received as we have more insight to this value as we operate the underlying assets. Following this exchange, WPZ has an approximate average 66 percent interest in the Appalachia Midstream Investments. We continue to account for this investment under the equity-method due to the significant participatory rights of our partners such that we do not exercise control. WPZ also sold all of its interest in Ranch Westex JV LLC (Ranch Westex) for $45 million. These transactions resulted in a total gain of $269 million reflected in Other investing income (loss) – net in the Consolidated Statement of Operations.
The fair value of the increased interests in the Appalachia Midstream Investments received as consideration was estimated to be $1.1 billion using an income approach based on expected cash flows and an appropriate discount rate (a Level 3 measurement within the fair value hierarchy). The determination of estimated future cash flows involved significant assumptions regarding gathering volumes, rates, and related capital spending. A 9.5 percent discount rate was utilized and reflected our estimate of the cost of capital as impacted by market conditions and risks associated with the underlying business.
Acquisition of Additional Interest in UEOM
In June 2015, WPZ acquired an approximate 13 percent additional interest in its equity-method investment, UEOM, for $357 million. Following the acquisition WPZ owns approximately 62 percent of UEOM. However, WPZ continues to account for this as an equity-method investment because WPZ does not control UEOM due to the significant participatory rights of its partner. In connection with the acquisition of the additional interest, we agreed to waive approximately $2 million of our WPZ IDR payments each quarter through 2017. See Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies for discussion of agreement with WPZ wherein we permanently waived IDR payment obligations from WPZ.
Equity earnings (losses)
Equity earnings (losses) in 2015 includes a loss of $19 million associated with WPZ’s share of underlying property impairments at certain of the Appalachia Midstream Investments.
Other investing income (loss) – net
In 2016, we recognized a $27 million gain from the sale of an equity-method investment interest in a gathering system that was part of the Appalachia Midstream Investments.
Other investing income (loss) – net also includes $36 million and $27 million of interest income for 2016 and 2015, respectively, associated with a receivable related to the sale of certain former Venezuela assets. Due to changes in circumstances that led to late payments and increased uncertainty regarding the recovery of the receivable, we began accounting for the receivable under a cost recovery model in first quarter 2015. Subsequently, we received payments greater than the remaining carrying amount of the receivable, which resulted in the recognition of interest income.
Investments

	Ownership Interest at December 31, 2017	December 31,
		2017	2016
		(Millions)
Equity-method investments:
Appalachia Midstream Investments	(1)	$3,104	$2,062
UEOM	62%	1,383	1,448
Discovery	60%	534	572
Caiman II	58%	429	426
OPPL	50%	422	430
Laurel Mountain	69%	309	324
Gulfstream	50%	244	261
DBJV	—	—	988
Other	Various	127	190
		$6,552	$6,701
___________

(1)	Includes equity-method investments in multiple gathering systems in the Marcellus Shale with an approximate average 66 percent interest.
We have differences between the carrying value of our equity-method investments and the underlying equity in the net assets of the investees of $1.8 billion at December 31, 2017 and $1.9 billion at December 31, 2016. For 2017 these differences primarily relate to our investments in Appalachia Midstream Investments and UEOM resulting from property, plant, and equipment, as well as customer-based intangible assets and goodwill. For 2016, the difference also includes DBJV.
Purchases of and contributions to equity-method investments
We generally fund our portion of significant expansion or development projects of these investees through additional capital contributions. These transactions increased the carrying value of our investments and included:

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Appalachia Midstream Investments	$70	$28	$93
DBJV	32	105	57
Caiman II	24	22	—
Discovery	1	—	35
UEOM	—	—	357
Other	5	22	53
	$132	$177	$595

Dividends and distributions
The organizational documents of entities in which we have an equity-method interest generally require distribution of available cash to members on at least a quarterly basis. These transactions reduced the carrying value of our investments and included:

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Appalachia Midstream Investments	$270	$211	$219
Discovery	127	141	116
Gulfstream	92	100	88
UEOM	80	92	42
OPPL	68	69	45
Caiman II	49	40	33
DBJV	39	39	33
Laurel Mountain	32	28	31
Other	27	22	26
	$784	$742	$633

In addition, on September 24, 2015, WPZ received a special distribution of $396 million from Gulfstream reflecting its proportional share of the proceeds from new debt issued by Gulfstream. The new debt was issued to refinance Gulfstream’s debt maturities. Subsequently, WPZ contributed $248 million and $148 million to Gulfstream for its proportional share of amounts necessary to fund debt maturities of $500 million due on November 1, 2015, and $300 million due on June 1, 2016, respectively.
Summarized Financial Position and Results of Operations of All Equity-Method Investments

	December 31,
	2017	2016
	(Millions)
Assets (liabilities):
Current assets	$447	$508
Noncurrent assets	9,181	9,695
Current liabilities	(295)	(412)
Noncurrent liabilities	(1,538)	(1,484)

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Gross revenue	$1,961	$1,883	$1,707
Operating income	871	799	690
Net income	806	726	611